UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 27, 2008



                              TASKER PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-32019                   88-0426048
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 21-00 Route 208
                               Fairlawn, NJ 07410
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 766-1973


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 27, 2008, Mr. Stathis Kouninis, the Chief Financial Officer, Treasurer and Secretary of Tasker Products Corp. (the "Company"), informed the Company that he is resigning from his positions as Chief Financial Officer, Treasurer and Secretary. Mr. Kouninis' last day at the Company will be April 11, 2008. Mr. Kouninis is resigning to pursue another job opportunity.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Tasker Products Corp.


Dated: April 2, 2008                 By: /s/ Lanny Dacus
                                         -------------------------------------
                                         Lanny Dacus
                                         President and Chief Executive Officer